SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):      September 27, 1998

                      SOUTHERN PACIFIC FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         California                            1-11785                              33-0636924
(State or other jurisdiction             (Commission File No.)                   (I.R.S. Employer
         of incorporation)                                                       Identification No.)

4949 Meadows Road, Suite 600
Lake Oswego, OR                                                                        97035
(Address of principal executive offices)                                             (Zip code)

                                 (503) 303-5400
              (Registrant's telephone number, including area code)

                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

         On September 28, 1998, the registrant announced the appointment of E. James Hedemark as chief executive officer and Timothy A. Breedlove as chief financial officer of the registrant following the resignation of the prior occupants of those positions, as well as the appointment of Kevin D. Padrick to the newly-created position of executive vice president, capital financing. The press release is attached as Exhibit 99.1.

         On September 29, 1998, the registrant announced the filing of a lawsuit against one of its lenders and discussions with its warehouse facility lenders with respect to recent notices of default regarding certain loan covenants. The press release is attached as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following documents are filed as exhibits to this report:

                 99.1 Registrant's press release dated September 28, 1998, relating to management changes.

                 99.2 Registrant's press release dated September 29, 1998 relating to the filing of a lawsuit and negotiations with lenders.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 30, 1998               SOUTHERN PACIFIC FUNDING CORPORATION


                                         By:   /s/ E. James Hedemark
                                               Name:  E. James Hedemark
                                               Title:    Chief Executive Officer